As filed with the Securities and Exchange Commission on February 28, 2020

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 111	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 112	☒

(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Vice President and Senior Counsel

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on ______ pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement
2.	This Explanatory Note
3.	Statutory prospectus for the Virtus Duff & Phelps Real Asset Fund.
4.	Amendment to the Virtus Opportunities Trust Statement of Additional Information, dated January 28, 2020, which contains disclosure changes for Virtus Rampart Alternatives Diversifier Fund effective February 28, 2020, as approved by shareholders at a meeting held on February 25, 2020.
5.	Part C
6.	Signature Page

This Post-Effective Amendment No. 111 is being filed for the sole purpose of incorporating certain disclosure changes into the Statutory Prospectus for Virtus Duff & Phelps Real Asset Fund (fka Virtus Rampart Alternatives Diversifier Fund). But for the supplemental disclosure filed herewith, the multi-fund Virtus Opportunities Trust Statutory Prospectus included in Part A and the Statement of Additional Information included in Part B of Registrant’s Post-Effective Amendment No. 109 to its registration statement filed on January 22, 2020, and effective January 28, 2020, which are incorporated by reference herein, are unchanged.

PROSPECTUS
VIRTUS OPPORTUNITIES TRUST

February 28, 2020
TICKER SYMBOL BY CLASS
FUND	A	C	I
Virtus Duff & Phelps Real Asset Fund	PDPAX	PDPCX	VADIX
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Mutual Funds

Virtus Duff  & Phelps Real Asset Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 22 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 115 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.00%	0.00%	0.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.51%	0.50%	0.51%
Acquired Fund Fees and Expenses	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses(b)	1.41%	2.15%	1.16%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$710	$996	$1,302	$2,169
Class C	Sold	$318	$673	$1,154	$2,483
	Held	$218	$673	$1,154	$2,483
Class I	Sold or Held	$118	$368	$638	$1,409
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Virtus Duff  & Phelps Real Asset Fund1

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) representing a broad universe of real assets. The fund’s subadviser expects that over the long term, a multi-strategy real asset portfolio will mitigate the impact of inflation on the fund’s assets. Real assets are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation. Under normal circumstances, the fund will invest at least 80% of its net assets in underlying funds which substantially invest directly and indirectly in real assets. Real assets are broadly defined by the fund and include: global real estate (including real estate investment trusts (“REITs”) and real estate operating companies); natural resources; commodities; global infrastructure (sectors such as utilities, telecommunications and industrials); energy midstream Master Limited Partnerships (“MLPs”), General Partners (“GPs”) and C-corporations that own midstream oil and natural gas assets; floating rate instruments (including loans) and global inflation-linked debt securities. Among the underlying funds in which the fund invests are funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers, and funds that invest principally in debt instruments of any credit quality and maturity designation. Under normal circumstances, the Fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the Fund. The affiliated mutual funds in which the fund may invest include funds subadvised by the fund’s subadviser, Duff  & Phelps Investment Management Co. The Fund’s policy of investing at least 80% of its assets in underlying funds which substantially invest in real assets may be changed only upon 60 days’ written notice to shareholders. The fund is non-diversified under federal securities laws.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any mutual funds and ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
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Allocation Risk.  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

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Fund of Funds Risk.  Because the fund can invest in other funds, it bears its proportionate share of the operating expenses and management fees of, and may be adversely affected by, the underlying fund(s). The expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

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Affiliated Fund Risk.  The fund’s adviser may select and substitute affiliated and/or unaffiliated mutual funds which may create a conflict of interest.

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Exchange-Traded Funds (ETFs) Risk.  The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

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Non-Diversification Risk.  The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

The principal risks attributable to the underlying funds in which the fund invests are identified below.
2Virtus Duff  & Phelps Real Asset Fund

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Equity Securities Risk.  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

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Industry/Sector Concentration Risk.  A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

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Real Estate Investment Risk.  The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

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Equity Real Estate Investment Trust (REIT) Securities Risk.  The fund’s value may be negatively affected by factors specific to the real estate market such as interest rates, leverage, property, and management. The fund’s value may also be negatively affected by factors specific to investing through a pooled vehicle, such as poor management, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

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Infrastructure-Related Risk.  A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

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Credit Risk.   If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments, the price of the security may decline.

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Interest Rate Risk.  The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

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Bank Loan Risk.  In addition to the risks typically associated with high-yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

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Commodity and Commodity-linked Instruments Risk.  Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities. Commodity-linked instruments may experience returns different than the commodity they attempt to track and may also be exposed to counterparty risk.

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Master Limited Partnership (MLP) Risk.  Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

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Derivatives Risk.  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Foreign Investing Risk.  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

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Emerging Market Risk.  Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Inflation-Linked Investments Risk.  Inflation-linked securities may react differently from other fixed income securities to changes in interest rates and that interest and/or principal payments on an inflation-protected security may be irregular. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. In addition, positive adjustments to principal in inflation-protected securities generally can be expected to result in taxable income to the Underlying Fund at the time of such adjustments, even though the principal amount is not paid until maturity.

Virtus Duff  & Phelps Real Asset Fund3

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Natural Resources Risk  Investments in natural resources industries may be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.

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High-Yield Fixed Income Securities (Junk Bonds) Risk.  There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

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Income Risk.  Income received from the fund may vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

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Leverage Risk.  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

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Liquidity Risk.  Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

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Market Volatility Risk.  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term.

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Preferred Stocks Risk.  Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

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Short Sales Risk.  The fund may engage in short sales and may incur a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

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Unrated Fixed Income Securities Risk.  If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2019:	11.72%	Worst Quarter:	Q3/2011:	-11.68%
4Virtus Duff  & Phelps Real Asset Fund

Average Annual Total Returns (for the periods ended 12/31/19)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I
Return Before Taxes	17.19%	2.90%	3.59%
Return After Taxes on Distributions	15.95%	2.26%	3.09%
Return After Taxes on Distributions and Sale of Fund Shares	10.48%	2.09%	2.75%
Class A
Return Before Taxes	10.13%	1.44%	2.72%
Class C
Return Before Taxes	15.94%	1.87%	2.55%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	20.60%	8.41%	8.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
As of February 28, 2020, the benchmark to which performance of the fund is compared is the MSCI All Country World Index (net) replacing the fund’s previous primary benchmark, the S&P 500® Index. The fund’s new subadviser believes the MSCI All Country World Index (net) better reflects the markets and securities in which the fund will be invested than the fund’s previous benchmark. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA (since February 2020).
Portfolio Management
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David D. Grumhaus, Jr,  Co-Chief Investment Officer, Senior Portfolio Manager and Head of Infrastructure Group of Duff  & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since February 2020.

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Daniel Petrisko, CFA,  Executive Managing Director, Senior Portfolio Manager and Principal of Duff  & Phelps. Mr. Petrisko has served as Portfolio Manager of the fund since February 2020.

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Steven Wittwer, CFA, CPA,  Senior Managing Director and Senior Portfolio Manager of Duff  & Phelps. Mr. Wittwer has served as Portfolio Manager of the fund since February 2020.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
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$100, generally

Virtus Duff  & Phelps Real Asset Fund5

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
Ask your financial advisor or visit your financial intermediary’s website for more information.
6Virtus Duff  & Phelps Real Asset Fund

More Information About Investment Objectives and Principal Investment Strategies

The investment objective and principal strategies of the fund are described in this section. The fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees without shareholder approval. If the fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the fund will achieve its objective.
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the fund.
Virtus Mutual Funds7

Virtus Duff  & Phelps Real Asset Fund

Non-Fundamental Investment Objectives:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) representing a broad universe of real assets. The fund’s subadviser expects that over the long term, a multi-strategy real asset portfolio will mitigate the impact of inflation on the fund’s assets. Real assets are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation. Under normal circumstances, the fund will invest at least 80% of its net assets in underlying funds which substantially invest in directly and indirectly in real assets. Real assets are broadly defined by the fund and include: global real estate (including real estate investment trusts ("REITs") and real estate operating companies); natural resources; commodities; global infrastructure (sectors such as utilities, telecommunications and industrials); energy midstream Master Limited Partnerships (“MLPs”), General Partners (“GPs”) and C-corporations that own midstream oil and natural gas assets; floating rate instruments (including loans) and global inflation-linked debt securities.
Among the underlying funds in which the fund invests are funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers, and funds that invest principally in debt instruments of any credit quality and maturity designation. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund. The fund is non-diversified under federal securities laws. The affiliated mutual funds in which the fund may invest include funds subadvised by the fund's subadviser, Duff  & Phelps Investment Management Co. The fund’s policy of investing at least 80% of its assets in underlying funds which substantially invest in real assets may be changed only upon 60 days’ written notice to shareholders.
The fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940, as amended (“the 1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in affiliated and unaffiliated mutual funds, including the applicable unaffiliated ETFs.
The subadviser determines the combination of and allocation to the underlying funds based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund.
The subadviser monitors the fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities. (Please see Appendix B to this prospectus for a description of underlying funds in which the fund intends to invest as of the date of this prospectus amendment and for additional information about target weightings and rebalancing.) The fund is not restricted as to the percentage of its assets that may be invested in underlying funds managed by the fund’s adviser, subadviser and/or portfolio managers.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
8Virtus Duff  & Phelps Real Asset Fund

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.
Virtus Duff  & Phelps Real Asset Fund9

More Information About Risks Related to Principal Investment Strategies

The fund may not achieve its objective, and is not intended to be a complete investment program.
Generally, the value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in the fund are described in detail below.
Allocation
A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.
Fund of Funds
Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
Affiliated Fund
The fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the fund the adviser is obligated to act in the fund’s best interest when selecting underlying funds.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Non-Diversification
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
10Virtus Mutual Funds

Redemption
The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.
The principal risks attributable to the Underlying Funds in which the fund invests are:
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
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Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Industry/Sector Concentration
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Real Estate Investment
Investing in companies that invest in real estate (“Real Estate Companies”) exposes the fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
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Equity REIT Securities Risk. REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents.

Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.
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REIT and REOC Securities Risk. REIT and REOC Securities Risks. Investing in Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company. A Real Estate Operating Company (“REOC”) is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. A fund also may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Infrastructure-Related
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Debt Instruments
Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:
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Credit Risk.  There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

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Interest Rate Risk.  The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
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Bank Loans
Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.
Commodity and Commodity-Linked Instruments
Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Master Limited Partnership (MLP)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which a fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.
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Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.
As an investment company registered with the SEC, each fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.
Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
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Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the

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fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.
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Emerging Market Risk.  The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Inflation-Linked Investments
The current market value of inflation-protected securities is not guaranteed and will fluctuate. Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.
Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund invested in such securities may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a fund may not pay any income and the fund may suffer a loss. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a fund’s value. If interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different from the rate of the inflation index.
Natural Resources
The fund's investments in instruments issued by companies with business operations in or related to activities in natural resources industries, are likely to be significantly affected by events affecting those industries, including international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.
High-Yield Fixed Income Securities (Junk Bonds)
Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield issuers is more complex than for higher-rated securities, making it more difficult for a fund’s subadviser to accurately predict risk. There is a greater risk with high-yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
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Income
The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, a fund may be treated as receiving income even though no cash is received. A fund may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the fund receives from its investments decline. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Liquidity
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.
Market Volatility
The value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the fund is regulated, which could limit or preclude the fund’s ability to achieve its investment objective.
Preferred Stocks
Preferred stocks may provide a higher dividend rate than the interest yield on debt instruments of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt instruments, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt instruments, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.
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Short Sales
A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.
Unrated Fixed Income Securities
A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed-income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
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Management of the Fund

The Adviser
VIA (also the “Adviser”) is the investment adviser to the fund and is located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 40 mutual funds. As of December 31, 2019, VIA had approximately $33.0 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser, and recommending its hiring, termination and replacement.
VIA has appointed and oversees the activities of the subadviser for the fund. The subadviser manages the investments of the fund to conform with its investment policies as described in this prospectus.
Management Fees
Since the current investment management fee for Virtus Duff  & Phelps Real Asset Fund is 0%, there is no subadvisory fee payable to Duff  & Phelps.
The Subadviser
Duff  & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff  & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of December 31, 2019, Duff  & Phelps had approximately $11.2 billion in assets under management.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for the fund is available in the Fund’s 2019 semiannual report, covering the period October 1, 2018 through March 31, 2019.
The fund and VIA have received shareholder approval to rely on an exemptive order and additional exemptive relief from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to VIA and the subadvisory fees paid by VIA to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by VIA to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
David D. Grumhaus, Jr. Mr. Grumhaus serves as Co-Chief Investment Officer and Senior Portfolio Manager with Duff & Phelps. Mr. Grumhaus heads the firm’s midstream energy and master limited partnership (MLP) effort. Prior to joining Duff  & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., and William Blair & Company, LLC. Mr. Grumhaus began his career in the investment industry in 1989.
Daniel Petrisko, CFA. Mr. Petrisko serves as Executive Managing Director and Senior Portfolio Manager at Duff  & Phelps. He is responsible for oversight and management of institutional and retail fixed income and passive equity products, in addition to leverage financing for the Duff  & Phelps closed-end funds. Prior to joining Duff  & Phelps in 1995, Mr. Petrisko held positions in the treasury and investment areas of Citibank.
Steven Wittwer, CFA, CPA. Mr. Wittwer serves as Senior Managing Director and Senior Portfolio Manager at Duff  & Phelps. He is a portfolio manager for the Virtus Duff  & Phelps Global Infrastructure Fund and the equity portion of the
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Virtus Total Return Fund and is the head of the Infrastructure Group. Prior to joining Duff  & Phelps in 2017, Mr. Wittwer was a Portfolio Manager and Senior Equity Analyst at Great Lakes Advisors in Chicago (2013 to 2016), and previously worked for UBS Global Asset Management for 14 years in various capacities. He began his investment industry career in 1997.
Please refer to the SAI for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts managed and ownership of shares of the fund.
Additional Risks Associated with Investment Techniques and Fund Operations

Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the fund is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the fund or its service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
LIBOR
The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the funds, issuers of instruments in which the funds invest, and the financial markets generally.
MLP Affiliate
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations,
Virtus Mutual Funds19

financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
Operational
An investment in the fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the fund. While the fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the fund.
Securities Lending
The fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
U.S. and Foreign Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.
The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about other investment techniques of the fund.
Pricing of Fund Shares

How is the Share Price determined?
The fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:
•
adding the values of all securities and other assets of the fund;

•
subtracting liabilities; and

•
dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
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Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of the fund is determined as of the close of regular trading (normally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading.The fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the fund calculates its NAV at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.
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At what price are shares purchased?
All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the fund’s authorized agents in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.
Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.
What are the classes and how do they differ?
Currently, the fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in the fund’s “Fund Summary” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (Rule 12b-1 Fees), that authorizes the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of the fund are as follows:
Fund	Class A	Class C	Class I
Virtus Duff & Phelps Real Asset Fund	0.25%	1.00%	None
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.
To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.
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Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.
Class A Shares. If you purchase Class A Shares of the fund, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See Initial Sales Charge Alternative—Class A Shares below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount equal to 1.00% may be imposed on certain redemptions within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A Shares have lower distribution and service fees (0.25%) and as a result pay higher dividends than Class C Shares. If you transact in Class A Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. With certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund’s distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the fund and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).
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Sales Charge you may pay to purchase Class A Shares
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Class A Sales Charge Reductions and Waivers
Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.
Combination Purchase Privilege. Your purchase of any class of shares of this fund or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this fund or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of this fund or any other Virtus Mutual Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of this fund or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
24Virtus Mutual Funds

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the fund:
(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the fund’s Adviser, subadviser or Distributor;
(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;
(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) Any qualified retirement plan exclusively for persons described above;
(6) Any officer, director or employee of a corporate affiliate of the Adviser, subadviser or Distributor;
(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of  $10,000,000 or more or at least 100 eligible employees;
(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:
(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers);
(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or
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(18) Clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
CDSC you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC in an amount equal to 1.00% if they redeem their shares within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.
Deferred Sales Charge Alternative—Class C Shares
Class C Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00%. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest. The date of purchase will be used to calculate the number of shares owned and time period held.
With certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after 10 years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.
In addition, certain Class C Shares may be exchangeable in advance of the 10 year anniversary. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than 10 years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if  (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.
All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus, conversions and exchanges from Class C Shares to Class A Shares of the fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.
Deferred Sales Charge you may pay to sell Class C Shares
Year	1	2+
CDSC	1%	0%
Class A and Class C CDSC Reductions and Waivers
The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:
(a)
within one year of death;

(i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or
(iv) of the “grantor” on a trust account;
26Virtus Mutual Funds

(b)
within one year of disability, as defined in Code Section 72(m)(7);

(c)
as a mandatory distribution upon reaching age 70½ under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;

(d)
by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)
based on the exercise of exchange privileges among Class A Shares and Class C Shares of the fund and any of the Virtus Mutual Funds;

(f)
based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)
based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Compensation to Dealers
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of the fund. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the fund for providing certain recordkeeping and related services to the fund or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
Virtus Mutual Funds27

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC in an amount equal to 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. Dealers must have an aggregate value of  $50,000 or more per fund CUSIP to qualify for payment. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.
Your Account

Opening an Account
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.
The fund has established the following preferred methods of payment for fund shares:
•
Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

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Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•
Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund; however, the fund generally does not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank
28Virtus Mutual Funds

drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest in the fund.
Minimum initial investments applicable to Class A and Class C Shares:
•
$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

•
There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•
$2,500 for all other accounts.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100 for any account.

•
There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:
•
$100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

There is no minimum additional investment requirement applicable to Class I Shares.
Step 2.
Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
•
Receive both dividends and capital gain distributions in additional shares;

•
Receive dividends in additional shares and capital gain distributions in cash;

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Receive dividends in cash and capital gain distributions in additional shares; or

•
Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.
The fund reserves the right to refuse any purchase order for any reason. The fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The fund further reserves the right to close an account (or to take such other steps as the fund or its agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.
Listing a Trusted Contact
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For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.
The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial advisor of record on the account, or a Power of Attorney/guardian/conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial advisor of record or an individual who is already named on the account.
How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the fund’s Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the fund’s Transfer Agent or an authorized agent, each in legible form. However, the fund, its Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.
The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.
How to Sell Shares

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail
Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.

Through express delivery
Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
30Virtus Mutual Funds

To Sell Shares
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
You have the right to have the fund buy back shares at the NAV next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees.
Regardless of the method used by the fund for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The fund expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC, subject to availability of capacity in such line of credit. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.
If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.
Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)
We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you.
Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the fund.
Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the fund, its Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at 800-243-1574.
Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor.
As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the fund’s Transfer Agent at 800-243-1574.
Redemptions by Mail
➔ If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
Virtus Mutual Funds31

•
The proceeds do not exceed $50,000.

•
The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:
•
You are selling more than $50,000 worth of shares.

•
The name or address on the account has changed within the last 30 days.

•
You want the proceeds to go to a different name or address than on the account.

➔ If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at 800-243-1574.
The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The fund, its Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Payment of Redemptions In Kind
The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.
Account Policies

Account Reinstatement Privilege
Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Funds at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.
32Virtus Mutual Funds

Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, the fund reserves the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.
Uncashed Checks
If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the fund or its agents may be required to transfer the assets to your state under the state’s abandoned property law.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.
•
You generally may exchange shares of the fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•
Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

•
The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

•
The exchange of shares of the fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

•
Financial intermediaries are permitted to initiate exchanges from one class of the fund into another class of the fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the

Virtus Mutual Funds33

transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of the fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this subsection.

Disruptive Trading and Market Timing
The fund is not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
dilution of the interests of long-term investors, if market timers or others exchange into the fund at prices that are below the true value or exchange out of the fund at prices that are higher than the true value;

•
an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•
reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of the fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that the fund’s transfer agent believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
34Virtus Mutual Funds

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policy regarding excessive trading activity. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under the fund’s market timing policy, we may modify your exchange privileges for the fund by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the fund may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Virtus Mutual Funds35

Disclosure of Fund Portfolio Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI.
Availability and Delivery of Fund Documents. Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling 1-800-243-1574. The fund will not charge you a fee for paper copies of fund documents, although the fund will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.
Tax Status of Distributions

The fund plans to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.
Fund	Dividend Paid
Virtus Duff & Phelps Real Asset Fund	Semiannually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in the fund shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss upon disposition of those shares. If the fund has return of capital, the fund will provide disclosure with each distribution estimating the percentages of the current distribution that represent (1) net investment income, (2) capital gains and (3) return of capital. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
36Virtus Mutual Funds

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Virtus Mutual Funds37

Financial Highlights

These tables are intended to help you understand the fund’s financial performance for the last five years. Some of this information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for each fiscal year shown has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Affiliated Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Duff & Phelps Real Asset Fund
Class A
10/1/18 to 9/30/19	$11.63	0.14	0.16	(0.31)	(0.01)	(0.24)	—	(0.24)	(0.25)	$11.38	0.18%	$15,897	0.76%	0.76%	1.25%	13%
10/1/17 to 9/30/18	11.05	0.12	0.13	0.44	0.69	(0.11)	—	(0.11)	0.58	11.63	6.25	10,348	0.71	0.71	1.06	17
10/1/16 to 9/30/17	10.89	0.18	0.22	(0.04)	0.36	(0.20)	—	(0.20)	0.16	11.05	3.34	11,118	0.74	0.74	1.65	4
10/1/15 to 9/30/16	9.99	0.08	0.31	0.58	0.97	(0.07)	—	(0.07)	0.90	10.89	9.74	19,171	0.74(4)	0.74	0.80	56
10/1/14 to 9/30/15	11.31	0.19	0.09	(1.39)	(1.11)	(0.21)	—	(0.21)	(1.32)	9.99	(10.02)	25,377	0.64	0.64	1.77	46

Class C
10/1/18 to 9/30/19	$11.50	0.27	0.16	(0.52)	(0.09)	(0.09)	—	(0.09)	(0.18)	$11.32	(0.65)%	$2,126	1.50%	1.50%	2.44%	13%
10/1/17 to 9/30/18	10.97	0.04	0.14	0.41	0.59	(0.06)	—	(0.06)	0.53	11.50	5.40	9,948	1.46	1.46	0.39	17
10/1/16 to 9/30/17	10.73	0.09	0.19	—	0.28	(0.04)	—	(0.04)	0.24	10.97	2.65	13,354	1.50	1.50	0.80	4
10/1/15 to 9/30/16	9.90	—(5)	0.31	0.56	0.87	(0.04)	—	(0.04)	0.83	10.73	8.86	19,611	1.49(4)	1.49	0.04	56
10/1/14 to 9/30/15	11.21	0.11	0.09	(1.39)	(1.19)	(0.12)	—	(0.12)	(1.31)	9.90	(10.66)	25,637	1.39	1.39	1.02	46

Class I
10/1/18 to 9/30/19	$11.62	0.25	0.16	(0.39)	0.02	(0.29)	—	(0.29)	(0.27)	$11.35	0.44%	$21,018	0.51%	0.51%	2.26%	13%
10/1/17 to 9/30/18	11.03	0.16	0.13	0.42	0.71	(0.12)	—	(0.12)	0.59	11.62	6.49	20,225	0.45	0.45	1.43	17
10/1/16 to 9/30/17	10.89	0.19	0.16	0.04	0.39	(0.25)	—	(0.25)	0.14	11.03	3.69	19,910	0.49	0.49	1.73	4
10/1/15 to 9/30/16	9.98	0.11	0.31	0.56	0.98	(0.07)	—	(0.07)	0.91	10.89	9.94	19,777	0.49(4)	0.49	1.04	56
10/1/14 to 9/30/15	11.30	0.22	0.09	(1.39)	(1.08)	(0.24)	—	(0.24)	(1.32)	9.98	(9.77)	30,543	0.39	0.39	1.99	46

(1)
Computed using average shares outstanding.

(2)
Sales charges, where applicable, are not reflected in the total return calculation.

(3)
The Fund will also indirectly bear its prorated share of expenses of the underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

(4)
Net expense ratio includes extraordinary proxy expenses.

(5)
Amount is less than $0.005.

38Virtus Mutual Funds
Virtus Mutual Funds39

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A
Intermediary Sales Charge Discounts and Waivers
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.
Ameriprise Financial
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.
Front-end Sales Charge* Waivers on Class A Shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Virtus Mutual Funds40

•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Shares acquired through a right of reinstatement.

•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney
•
Shares sold upon the death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•
Shares purchased in connection with a return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•
Shares acquired through a right of reinstatement.

•
Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•
Shares purchased by or through a 529 Plan.

•
Shares purchased through a Merrill Lynch affiliated investment advisory program.

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•
Shares of funds purchased through the Merrill Edge Self-Directed platform.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

41Virtus Mutual Funds

•
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•
Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•
Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½.

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•
Shares acquired through a right of reinstatement.

•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

Front-end Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Morgan Stanley
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•
Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Virtus Mutual Funds42

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•
Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•
Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

43Virtus Mutual Funds

Appendix B
Virtus Duff  & Phelps Real Asset Fund—Underlying Funds

Underlying Affiliated Mutual Funds and Exchange-Traded Funds (“ETFs”)
Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying funds”) in which the fund is currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying funds will be purchased by the fund. The underlying funds and their target weightings have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. The fund’s subadviser periodically rebalances the fund’s investments in the underlying funds to bring them back within their target weightings. Some portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. The fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, SAI, and Annual and Semiannual reports is available on the Internet at virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574.
Fund Name/Asset Class
MUTUAL FUNDS
Virtus Duff & Phelps Global Infrastructure Fund	23%
Virtus Duff & Phelps Global Real Estate Securities	25%
Virtus Duff & Phelps Select MLP & Energy Fund	10%
Virtus Newfleet Senior Floating Rate Fund	15%
EXCHANGE-TRADED FUNDS
Invesco DB Commodity Index Tracking Fund	7%
Invesco DB Gold Fund	4%
SPDR S&P Global Natural Resources ETF	8%
Schwab US TIPS ETFTM	8%
Virtus Mutual Funds44

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the fund in the following documents:
Appendix A – Intermediary Sales Charge Discounts and Waivers
Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.
Annual and Semiannual Reports
Annual and semiannual reports will contain more information about the fund’s investments. Once available, the annual report will discuss the market conditions and investment strategies that significantly affected the fund’s performance during each fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the fund or to make shareholder inquiries.
Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. Reports and other information about the fund are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Fund Services: 800-243-1574
Daily NAV Information
The daily NAV for the fund may be obtained from the Our Products section of virtus.com.
Investment Company Act File No. 811-07455
8654	2-20

Virtus Duff & Phelps Real Asset Fund

(fka Virtus Rampart Alternatives Diversifier Fund) (the “fund”),

a series of

Virtus Opportunities Trust

Amendment dated February 28, 2020 to the

Statement of Additional Information (“SAI”) dated January 28, 2020

Important Notice to Investors

As approved by the Board of Trustees of Virtus Opportunities Trust and shareholders of the fund, effective February 28, 2020, Duff & Phelps Investment Management Co. (“Duff & Phelps”), will manage the fund and Rampart Investment Management Company LLC (“Rampart”) will be removed as subadviser. Accordingly, all references to Rampart as subadviser to the fund, and to Warun Kumar as portfolio manager, will be removed from the fund’s SAI. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the fund’s investment adviser.

Additionally, effective February 28, 2020, the fund’s name will change to Virtus Duff & Phelps Real Asset Fund and all references in the fund’s SAI to the fund’s former name will be deemed changed to Virtus Duff & Phelps Real Asset Fund.

Additional disclosure changes resulting from the subadviser change are described below.

In the “Glossary” beginning on page 3, the entry for Duff & Phelps will be revised as shown below:

Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund, Real Asset Fund and Real Estate Fund

Also in the “Glossary,” the following entry will be added:

Real Asset Fund	Virtus Duff & Phelps Real Asset Fund

The fund will be added to the list on page 10 of funds having a policy that states that 80% of its assets will be invested in investments of the type suggested by its name.

In the table “Non-Public Portfolio Holdings Information” on page 11, the row showing Duff & Phelps as subadviser will be revised as shown below:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Reals Estate Fund, Real Asset Fund and Real Estate Fund)	Duff & Phelps	Daily with no delay

Under “Subadvisers and Subadvisory Agreements” beginning on page 95, the heading for the disclosure describing Duff & Phelps will be revised to include the Real Asset Fund and the following will replace the second paragraph of the disclosure about Duff & Phelps: “For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by each Fund for which Duff & Phelps acts as subadviser with the exception of the Real Asset Fund, for which there is no subadvisory fee.” Additionally, the reference to the Alternatives Diversifier Fund will be removed from the heading above the disclosure describing Rampart and the following will replace the second paragraph of the disclosure about Rampart: “For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by each Fund for which Rampart acts as subadviser.”

Under “Portfolio Managers” beginning on page 105, the table listing the portfolio managers will be revised by replacing the row for the fund with the following:

Fund	Portfolio Manager(s)
Real Asset Fund	David Grumhaus Daniel Petrisko Steven Wittwer

Under “Other Accounts Managed (No Performance-Based Fees)” beginning on page 107, the following information will be updated for Mr. Wittwer and added for Mr. Grumhaus and Mr. Petrisko, and a footnote added as shown below:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Grumhaus**	2	$175 million	0	$0	1	$4 million
Daniel Petrisko**	2	$4.6 billion	0	$0	6	$1.76 billion
Steven Wittwer**	2	$524 million	0	$0	0	$0

** Information shown as of December 31, 2019.

Under “Portfolio Manager Fund Ownership” beginning on page 109, the information will be updated for Mr. Wittwer and added for Mr. Grumhaus and Mr. Petrisko, and a footnote added as shown below:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies	Total Range of Ownership
David Grumhaus**	Real Asset Fund	None	None	None
Daniel Petrisko**	Real Asset Fund	None	None	None
Steven Wittwer**	Real Asset Fund	None	None	None

** Information shown as of December 31, 2019.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the SAI dated January 28, 2020.

Investors should retain this supplement with the

SAI for future reference.

VOT 8020B SAI/AltsDivD&PChanges (2/2020)

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended Declaration of Trust.

1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR (as Exhibit a) with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002, and incorporated herein by reference.

2.	Amendment to the Declaration of Trust of Virtus Opportunities Trust (“VOT” or the “Registrant”), dated November 16, 2006, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Second Amendment to the Declaration of Trust of VOT, dated August 20, 2015, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

4.	Third Amendment to the Declaration of Trust of VOT, dated November 17, 2016, filed via EDGAR (as Exhibit a.4) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

5.	Fourth Amendment to the Declaration of Trust of VOT, dated June 2, 2017, filed via EDGAR (as Exhibit a.5) with Post-Effective Amendment No. 96 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

(b)	Bylaws.

1.	Amended and Restated By-Laws dated November 16, 2005, filed via EDGAR (as Exhibit b.1) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR (as Exhibit b.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated August November 17, 2011, filed via EDGAR (as Exhibit b.3) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

(c)	See Articles III, V, VI and VIII of Registrant’s Agreement and Declaration of Trust and Articles II and VII of Registrant’s Bylaws, each as amended.

(d)	Investment Advisory Contracts.

1.	Amended and Restated Investment Advisory Agreement between the Registrant and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004, and incorporated herein by reference.

a)	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated June 27, 2007, filed via EDGAR (as Exhibit d.8) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated September 24, 2007, filed via EDGAR (as Exhibit d.14) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA effective as of January 31, 2008, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 2, 2009, filed via EDGAR (as Exhibit d.21) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR (as Exhibit d.22) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2010, filed via EDGAR (as Exhibit d.33) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 30, 2010, filed via EDGAR (as Exhibit d.34) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 14, 2010, filed via EDGAR (as Exhibit d.35) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2011, filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 15, 2011, filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of February 6, 2012, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

o)	Fifteenth Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of August 28, 2012, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

p)	Sixteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2012, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

q)	Seventeenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 10, 2013, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

r)	Eighteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2013, filed via EDGAR (as Exhibit d.1.r) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

s)	Nineteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of November 13, 2014, filed via EDGAR (as Exhibit d.1.s) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

t)	Twentieth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 6, 2015, filed via EDGAR (as Exhibit d.1.t) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

u)	Twenty-First Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 19, 2015, filed via EDGAR (as Exhibit d.1.u) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

v)	Twenty-Second Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of May 11, 2015, filed via EDGAR (as Exhibit d.1.v) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

w)	Twenty-Third Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of February 8, 2016, filed via EDGAR (as Exhibit d.1.w) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

x)	Twenty-Fourth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of January 9, 2017, filed via EDGAR (as Exhibit d.1.x) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

y)	Twenty-Fifth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA, effective as of January 1, 2018, filed via EDGAR (as Exhibit d.1.y) with Post-Effective Amendment No. 96 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

z)	Twenty-Sixth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA, effective September 30, 2019, filed via EDGAR (as Exhibit d.1.z) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

2.	Investment Advisory Agreement between Virtus Insight Trust (“VIT”) (since assigned to the Registrant) and Virtus Investment Advisers, Inc., dated May 18, 2006, filed via EDGAR (as Exhibit d.1) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Investment Advisory Agreement between VIT (since assigned to the Registrant) and VIA, dated January 1, 2010, filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

b)	Form of Corrected Second Amendment to Investment Advisory Agreement between the Registrant (as assigned by VIT) and VIA, dated December 1, 2018, filed via EDGAR (as Exhibit d.2.b) with Post-Effective Amendment No. 100 (File No. 033-65137) on January 28, 2019, and incorporated herein by reference.

c)	Third Amendment to Investment Advisory Agreement between the Registrant (as assigned by VIT) and VIA, dated January 28, 2020, filed via EDGAR (as Exhibit d.2.c) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

3.	Subadvisory Agreement dated June 27, 2007, among VIA, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and VOT on behalf of Virtus Duff & Phelps Global Infrastructure Fund (f/k/a Phoenix Global Utilities Fund and Virtus Global Infrastructure Fund)(“Global Infrastructure Fund”) and Virtus Duff & Phelps Real Estate Securities Fund (f/k/a Phoenix Real Estate Securities Fund and Virtus Real Estate Securities Fund)(“Real Estate Securities Fund”), filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated September 24, 2007, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps International Real Estate Securities Fund (f/k/a Phoenix International Real Estate Securities Fund and Virtus International Real Estate Securities Fund)(“International Real Estate Securities Fund”), filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

b)	Second Amendment to Subadvisory Agreement dated March 2, 2009, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps Global Real Estate Securities Fund (f/k/a Virtus Global Real Estate Securities Fund)(“Global Real Estate Securities Fund”) filed via EDGAR (as Exhibit d.24) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Duff & Phelps and VOT on behalf of Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund filed via EDGAR (as Exhibit d.37) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

4.	*Subadvisory Agreement dated February, 28, 2020, among VIA, Duff & Phelps and VOT on behalf of Virtus Duff & Phelps Real Asset Fund filed via EDGAR (as Exhibit d.4) herewith.

5.	Subadvisory Agreement dated August 28, 2012, among VIA, Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”) and VOT on behalf of Virtus Herzfeld Fund filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

6.	Subadvisory Agreement dated August 28, 2012, among VIA, Horizon Asset Management LLC (nka Horizon Kinetics Asset Management LLC) (“Horizon”) and VOT on behalf of Virtus Horizon Wealth Masters Fund (f/k/a Virtus Wealth Masters Fund) filed via EDGAR (as Exhibit d.25) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

7.	Subadvisory Agreement dated August 28, 2012, among VIA, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) and VOT on behalf of Virtus KAR International Small-Cap Fund (f/k/a Virtus International Small-Cap Equity Fund and Virtus International Small-Cap Fund) filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated December 18, 2013, among VIA, KAR and VOT on behalf of Virtus KAR Emerging Markets Small-Cap Fund (f/k/a Virtus Emerging Markets Small-Cap Fund), filed via EDGAR (as Exhibit d.11.a) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

8.	Subadvisory Agreement effective September 30, 2019, among VIA, KAR and VOT on behalf of Virtus KAR International Small-Mid Cap Fund filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

9.	Subadvisory Agreement dated July 1, 1998, among VIA, Newfleet Asset Management, LLC (f/k/a Seneca Capital Management LLC and SCM Advisors LLC) (“Newfleet”) and VOT, filed via EDGAR (as Exhibit d.2) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

a)	Investment Subadvisory Agreement Amendment effective July 1, 1998, among VIA, Newfleet and VOT, for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

b)	Amendment to Subadvisory Agreement dated November 20, 2002, among VIA, Newfleet and VOT, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement dated September 1, 2006, among VIA, Newfleet and VOT, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement dated June 27, 2007, among VIA, Newfleet, and VOT on behalf of Virtus Newfleet High Yield Fund (f/k/a Phoenix High Yield Fund and Virtus High Yield Fund)(“High Yield Fund”), filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

e)	Fifth Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Newfleet, and VOT on behalf of Virtus Newfleet Core Plus Bond Fund (f/k/a Phoenix Bond Fund, Virtus Bond Fund and Virtus Newfleet Bond Fund)(“Bond Fund”) and High Yield Fund, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

f)	Sixth Amendment to Subadvisory Agreement dated June 2, 2011, among VIA, Newfleet and VOT on behalf of Virtus Newfleet Multi-Sector Intermediate Bond Fund (f/k/a Virtus Multi-Sector Fixed Income Fund and Virtus Multi-Sector Intermediate Bond Fund)(“Multi-Sector Intermediate Bond Fund”), Virtus Newfleet Multi-Sector Short Term Bond Fund (f/k/a Virtus Multi-Sector Short Term Bond Fund)(“Multi-Sector Short Term Bond Fund”) and Virtus Newfleet Senior Floating Rate Fund (f/k/a Virtus Senior Floating Rate Fund)(“Senior Floating Rate Fund”) filed via EDGAR (as Exhibit d.40) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

g)	Seventh Amendment to Subadvisory Agreement dated September 30, 2011, among VIA, Newfleet and VOT on behalf of Virtus Newfleet CA Tax-Exempt Bond Fund (since liquidated) (f/k/a Virtus CA Tax-Exempt Bond Fund)(“CA Tax-Exempt Bond Fund”) filed via EDGAR (as Exhibit d.41) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

10.	Subadvisory Agreement dated May 18, 2012, among VIA, Newfleet and VIT (since assigned to VOT) on behalf of Virtus Newfleet Low Duration Core Plus Bond Fund (f/k/a Virtus Low Duration Income Fund and Virtus Newfleet Low Duration Income Fund)(“Low Duration Bond Fund”), filed via EDGAR (as Exhibit d.6) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated June 15, 2012, among VIA, Newfleet and VIT (since assigned to VOT) on behalf of Virtus Newfleet Tax-Exempt Bond Fund (f/k/a Virtus Tax-Exempt Bond Fund)(“Tax-Exempt Bond Fund”), filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

11.	Subadvisory Agreement dated August 25, 2017, among VIA, Rampart and VOT on behalf of Virtus Rampart Alternatives Diversifier Fund (“Alternatives Diversifier Fund”), Virtus Rampart Equity Trend Fund (“Equity Trend Fund”), Virtus Rampart Multi-Asset Trend Fund (“Multi-Asset Trend Fund”) and Virtus Rampart Sector Trend Fund (“Sector Trend Fund”) filed via EDGAR (as Exhibit d.12) with Post-Effective Amendment No. 96 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

12.	Subadvisory Agreement dated September 24, 2007, among VIA, Vontobel Asset Management, Inc. (“Vontobel”) and VOT on behalf of Virtus Vontobel Foreign Opportunities Fund (f/k/a Phoenix Foreign Opportunities Fund and Virtus Foreign Opportunities Fund)(“Foreign Opportunities Fund”), filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement dated January 1, 2009, among VIA, Vontobel and VOT on behalf of Foreign Opportunities Fund, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

b)	Second Amendment to Subadvisory Agreement dated January 28, 2009, among VIA, Vontobel and VOT on behalf of Virtus Vontobel Global Opportunities Fund (f/k/a Virtus Global Opportunities Fund)(“Global Opportunities Fund”) filed via EDGAR (as Exhibit d.21) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

c)	Third Amendment to Subadvisory Agreement dated April 21, 2009, among VIA, Vontobel and VOT on behalf of Virtus Vontobel Greater European Opportunities Fund (f/k/a Virtus Greater European Opportunities Fund)(“Greater European Opportunities Fund”) filed via EDGAR (as Exhibit d.23) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement dated January 1, 2010, among VIA, Vontobel and VOT on behalf of Foreign Opportunities Fund, Global Opportunities Fund and Greater European Opportunities Fund filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

13.	Subadvisory Agreement among VIA, Vontobel and VIT (since assigned to VOT) on behalf of Virtus Vontobel Emerging Markets Opportunities Fund (f/k/a Phoenix Insight Emerging Markets Fund and Virtus Emerging Markets Opportunities Fund)(“Emerging Markets Opportunities Fund”), dated May 18, 2006, filed via EDGAR (as Exhibit d.3) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among VIA, Vontobel and VIT (since assigned to VOT) on behalf of Emerging Markets Opportunities Fund, dated January 1, 2010, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

(e)	Underwriting Agreement.

1.	Underwriting Agreement between VP Distributors, LLC (formerly VP Distributors, Inc.) (“VP Distributors”) and Registrant dated July 1, 1998 and filed via EDGAR (as Exhibit e.1) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

2.	Form of Sales Agreement between VP Distributors and dealers, effective September 2019, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 41 to Virtus Alternative Solutions Trust’s (“VAST”) Registration Statement (File No. 333-191940) on October 30, 2019, and incorporated herein by reference.

a)	Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective December 2019 filed via EDGAR (as Exhibit e.2.a) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

(f)	Amended and Restated Deferred Compensation Program, effective January 1, 2020, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

(g)	Custodian Agreement.
1.	Custody Agreement between VAST and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)	Joinder Agreement and Amendment to Custody Agreement between VAST, VET and VOT (VET and VOT collectively, “Virtus Mutual Funds”), Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT and VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT and VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

(h)	Other Material Contracts.
1.	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VAST, VAT, VRT and Virtus Fund Services, LLC (“Virtus Fund Services”) dated September 20, 2018, filed via EDGAR (as Exhibit h.1) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to VIT’s Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)	Adoption and Amendment Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

g)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

h)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

i)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

j)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

l)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 to VET’s Registration Statement (File No. 002-16590) on January 25, 2019, and incorporated herein by reference.

m)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of March 22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April 25, 2019, and incorporated herein by reference.

n)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of May 22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

3.	Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2010, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 36 (File No. 033-65137) on January 28, 2010, and incorporated herein by reference.

a)	First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of April 14, 2010, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of June 30, 2010, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of September 14, 2010, filed via EDGAR (as Exhibit h.11) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2011, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of August 28, 2012, filed via EDGAR (as Exhibit h.2.f) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services), effective as of December 18, 2012, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.3.h) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.3.i) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of November 13, 2014, filed via EDGAR (as Exhibit h.3.j) with Post-Effective Amendment No. 74 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR (as Exhibit h.3.k) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of March 19, 2015, filed via EDGAR (as Exhibit h.3.l) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of January 8, 2016, filed via EDGAR (as Exhibit h.3.m) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

o)	Fifteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of June 12, 2017, filed via EDGAR (as Exhibit h.3.o) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

p)	Sixteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of March 6, 2018, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 117 to VET’s Registration Statement (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

q)	Seventeenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of May 3, 2019, filed via EDGAR (as Exhibit h.3.q) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

r)	Eighteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of June 12, 2019, filed via EDGAR (as Exhibit h.3.r) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

4.	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010 filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010 filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011 filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS Offshore Fund, Ltd. (“VATS”), Virtus Fund Services and BNY Mellon dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon dated December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VATS, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

5.	Thirty-Eighth Amended and Restated Expense Limitation Agreement between Registrant and VIA, effective December 1, 2019, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

6.	Second Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors, dated as of March 17, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

7.	First Amended Fee Waiver Agreement (Class I Shares) between VIT and VP Distributors, effective as of December 1, 2014, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 63 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2015, and incorporated herein by reference.

8.	Form of Indemnification Agreement with each Trustee of Registrant, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 92 (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

a)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

b)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien (since retired), John R. Mallin, and Hassell H. McClellan, effective as of February 27, 2017, filed via EDGAR (as Exhibit h.7.b) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

9.	Form of Indemnification Agreement with Sidney E. Harris and Connie D. McDaniel, effective as of July 17, 2017, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

10.	Form of Indemnification Agreement with R. Keith Walton and Brian T. Zino, effective as of January 1, 2020, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

(i)	Legal Opinion.
1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR (as Exhibit 10) with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Opinion of Counsel as to legality of shares dated March 13, 2015, filed via EDGAR (as Exhibit i.2) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Opinion as to legality of the shares filed via EDGAR (as Exhibit i.2) with VIT’s Post-Effective Amendment No. 61 (File No. 033-64915) on November 12, 2014, and incorporated herein by reference.

4.	Opinion of Counsel as to legality of shares dated September 23, 2016, filed via EDGAR (as Exhibit i.4) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

5.	Opinion of Counsel as to legality of shares dated October 24, 2016, filed via EDGAR (as Exhibit i.5) with Post-Effective Amendment No. 90 (File No. 033-65137) on November 1, 2016, and incorporated herein by reference.

6.	Opinion of Counsel as to legality of the shares dated April 5, 2017, filed via EDGAR (as Exhibit i.6) with Post-Effective Amendment No. 94 (File No. 033-65137) on April 10, 2017, and incorporated herein by reference.

7.	Opinion of Counsel as to legality of the shares dated January 24, 2018, filed via EDGAR (as Exhibit i.7) with Post-Effective Amendment No. 97 (File No. 033-65137) on January 26, 2018, and incorporated herein by reference.

8.	Opinion of Counsel as to legality of the shares dated December 11, 2018, filed via EDGAR (as Exhibit i.8) with Post-Effective Amendment No. 98 (File No. 033-65137) on December 19, 2018, and incorporated herein by reference.

9.	Opinion of Counsel as to legality of the shares dated December 18, 2018, filed via EDGAR (as Exhibit i.9) with Post-Effective Amendment No. 100 (File No. 033-65137) on January 28, 2019, and incorporated herein by reference.

10.	Opinion of Counsel as to legality of the shares dated July 16, 2019, filed via EDGAR (as Exhibit i.10) with Post-Effective Amendment No. 102 (File No. 033-65137) on July 16, 2019, and incorporated herein by reference.

11.	Opinion of Counsel as to legality of the shares dated July 31, 2019, filed via EDGAR (as Exhibit i.11) with Post-Effective Amendment No. 103 (File No. 033-65137) on July 31, 2019, and incorporated herein by reference.

12.	*Consent of Sullivan & Worcester filed via EDGAR (as Exhibit i.12) herewith.

(j)	Other Opinions.
1.	*Consent of Independent Registered Public Accounting Firm filed via EDGAR (as Exhibit j.1) herewith.

(k)	Not applicable.

(l)	Initial Capital Agreements

1.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR (as Exhibit 13) with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Form of Purchase Agreement relating to Initial Capital filed via EDGAR (as Exhibit 13) with VIT’s Post-Effective Amendment No. 3 (File No. 033-64915) on February 28, 1997, and incorporated herein by reference.

3.	Subscription Agreement, dated January 14, 1999, between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares filed via EDGAR (as Exhibit l.2) with VIT’s Post-Effective Amendment No. 10 (File No. 033-64915) on March 2, 1999 and incorporated herein by reference.

4.	Subscription Agreement, dated December 6, 2000, between Registrant and Provident Distributors, Inc. relating to B Shares filed via EDGAR (as Exhibit l.3) with VIT’s Post-Effective Amendment No. 18 (File No. 033-64915) on December 28, 2000, and incorporated herein by reference.

(m)	Rule 12b-1 Plans.
1.	Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective March 1, 2007, filed via EDGAR (as Exhibit m.1.) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.4) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 24, 2007, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective October 1, 2007, filed via EDGAR (as Exhibit m.11) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective January 31, 2008, filed via EDGAR (as Exhibit m.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 2, 2009, filed via EDGAR (as Exhibit m.15) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective April 21, 2009, filed via EDGAR (as Exhibit m.16) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 30, 2010, filed via EDGAR (as Exhibit m.19) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 14, 2010, filed via EDGAR (as Exhibit m.21) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 15, 2011, filed via EDGAR (as Exhibit m.23) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective August 28, 2012, filed via EDGAR (as Exhibit m.1.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2012, filed via EDGAR (as Exhibit m.1.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR (as Exhibit m.1.l) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, on behalf of Emerging Markets Small-Cap Fund, filed via EDGAR (as Exhibit m.1.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.1.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.1.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

p)	Amendment No. 16 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective September 30, 2019, filed via EDGAR (as Exhibit m.1.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

2.	Class A Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.1) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

3.	Class A Shares Amended and Restated Shareholder Services Plan of VIT Not Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.3) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

4.	Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.3) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.6) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.10) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective October 1, 2007, filed via EDGAR (as Exhibit m.12) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective January 31, 2008, filed via EDGAR (as Exhibit m.14) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 2, 2009, filed via EDGAR (as Exhibit m.17) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective April 21, 2009, filed via EDGAR (as Exhibit m.18) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective June 30, 2010, filed via EDGAR (as Exhibit m.20) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 14, 2010, filed via EDGAR (as Exhibit m.22) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 15, 2011, filed via EDGAR (as Exhibit m.24) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective August 28, 2012, filed via EDGAR (as Exhibit m.3.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective December 18, 2012, filed via EDGAR (as Exhibit m.3.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR (as Exhibit m.3.l) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, filed via EDGAR (as Exhibit m.3.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.3.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.3.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

p)	Amendment No. 16 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective as of September 30, 2019, filed via EDGAR (as Exhibit m.4.p) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment No. 17 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective November 21, 2019, filed via EDGAR (as Exhibit m.4.q) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

5.	Class C Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.2) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

6.	Class C1 Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 94 (File No. 033-65137) on April 10, 2017, and incorporated herein by reference.

(n)	Rule 18f-3 Plans.
1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of December 5, 2019, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 109 (File No. 033-65137) on January 28, 2020, and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.
1.	Amended and Restated Code of Ethics of the Virtus Funds effective October 2017, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VP Distributors, Duff & Phelps, KAR, Newfleet, Rampart and other Virtus Affiliates dated October 1, 2017, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

3.	Amended and Restated Code of Ethics of Subadviser Vontobel dated December, 2018, filed via EDGAR (as Exhibit p.3) with Post-Effective Amendment No. 102 (File No. 033-65137) on July 16, 2019, and incorporated herein by reference.

4.	Amended and Restated Code of Ethics of Subadviser Herzfeld dated May 2019, filed via EDGAR (as Exhibit p.4) with Post-Effective Amendment No. 105 (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

5.	Amended and Restated Code of Ethics of Subadviser Horizon dated October 2018, filed via EDGAR (as Exhibit p.5) with Post-Effective Amendment No. 98 (File No. 033-65137) on December 18, 2018, and incorporated herein by reference.

(q)	Powers of Attorney

1.	Power of Attorney for Trustees George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson, dated June 2, 2010, filed via EDGAR (as Exhibit q) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

2.	Power of Attorney for Trustee Hassell H. McClellan, dated January 21, 2015, filed via EDGAR (as Exhibit r) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Power of Attorney for Trustees Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien (since retired) and John R. Mallin, dated June 30, 2016, filed via EDGAR (as Exhibit q.3) with Post-Effective Amendment No. 87 (File No. 033-65137) on July 8, 2016, and incorporated herein by reference.

4.	Power of Attorney for Trustees Sidney E. Harris and Connie D. McDaniel dated June 26, 2017, filed via EDGAR (as Exhibit q.4) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

5.	Power of Attorney for Trustees R. Keith Walton and Brian T. Zino dated December 12, 2019, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 108 (File No. 033-65137) on January 15, 2020, and incorporated herein by reference.

*Filed herewith

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 18 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 9.9, among others, of the Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibits h.8, h.8.a, h.8.b, h.9, and h.10, whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibits a.1-5, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibits b.1-3, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Sub-Transfer Agency and Shareholder Services Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
VIA	801-5995
Duff & Phelps	801-14813
Herzfeld	801-20866
Horizon	801-47515
KAR	801-24241
Newfleet	801-51559
Rampart	801-77244
Vontobel	801-21953

Item 32.	Principal Underwriter

(a)	VP Distributors, LLC serves as the principal underwriter for the following registrants:

Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Executive Vice President	President and Trustee
Kevin J. Carr	Vice President, Counsel and Secretary	Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg	Senior Vice President and Assistant Secretary	Senior Vice President and Chief Compliance Officer
David Hanley	Senior Vice President and Treasurer	None
Barry Mandinach	President	None
David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer
Francis G. Waltman	Executive Vice President	Executive Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter:
Kevin J. Carr, Esq. One Financial Plaza Hartford, CT 06103	VP Distributors, LLC One Financial Plaza Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Administrator & Transfer Agent:
Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Subadviser to: Global Infrastructure Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund, Real Asset Fund and Real Estate Securities Fund
Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606

Subadviser to: Herzfeld Fund	Subadviser to: Wealth Masters Fund
Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, NY 10016

Subadviser to: Emerging Markets Small-Cap Fund, International Small-Cap Fund and International Small-Mid Cap Fund
Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067

Subadviser to: Core Plus Bond Fund, High Yield Fund, Low Duration Core Plus Bond Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund	Subadviser to: Emerging Markets Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund, and Greater European Opportunities Fund
Newfleet Asset Management, LLC One Financial Plaza Hartford, CT 06103	Vontobel Asset Management, Inc. 1540 Broadway, 38th Floor New York, NY 10036

Subadviser to: Trend Fund, Multi-Asset Trend Fund and Sector Trend Fund
Rampart Investment Management Company, LLC 1540 Broadway, 16th Floor New York, NY 10036

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

Item 28.	Exhibits

d.4	Subadvisory Agreement
i.12	Consent of Sullivan & Worcester
j.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the on the 28th day of February, 2020.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 2019.

Signature	Title
/s/ George R. Aylward
George R. Aylward /s/ W. Patrick Bradley	Trustee and President (principal executive officer)
W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)
*
Thomas J. Brown	Trustee
*
Donald C. Burke	Trustee
*
Sidney E. Harris	Trustee
*
John R. Mallin	Trustee
*
Hassell H. McClellan	Trustee
*
Connie D. McDaniel	Trustee
*
Philip R. McLoughlin	Trustee and Chairman
*
Geraldine M. McNamara	Trustee
*
James M. Oates	Trustee
*
Richard E. Segerson *	Trustee
R. Keith Walton *	Trustee
Brian T. Zino	Trustee

*By:	/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney